EXHIBIT 24.1


                                POWER OF ATTORNEY


         Each of the undersigned hereby constitutes and appoints William G. Van Dyke, William M. Cook and Norman C. Linnell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their name, place and stead, for the purpose of signing in the undersigned's name and on the undersigned's behalf as a Director of Donaldson Company, Inc. ("Donaldson"), the Registration Statement on Form S-8 of Donaldson to be filed under the Securities Act of 1933 for the registration of up to 6,850,000 shares of Common Stock of Donaldson under the Donaldson Company, Inc. 2001 Master Stock Incentive Plan and any and all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         Dated as of August 2, 2002.


                                        /s/ F. Guillaume Bastiens
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                                             F. Guillaume Bastiaens


                                        ----------------------------------
                                             Paul B. Burke

                                        /s/ Janet M. Dolan
                                        ----------------------------------
                                             Janet M. Dolan

                                        /s/ Jack W. Eugster
                                        ----------------------------------
                                             Jack W. Eugster

                                        /s/ John F. Grundhofer
                                        ----------------------------------
                                             John F. Grundhofer

                                        /s/ Kendrick B. Melrose
                                        ----------------------------------
                                             Kendrick B. Melrose

                                        /s/ Paul David Miller
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                                             Paul David Miller

                                        /s/ Jeffrey Noddle
                                        ----------------------------------
                                             Jeffrey Noddle

                                        /s/ Walter Richey
                                        ----------------------------------
                                             S. Walter Richey

                                        /s/ Stephen W. Sanger
                                        ----------------------------------
                                             Stephen W. Sanger